UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

Apollo Commercial Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Apollo Commercial Real Estate Finance, Inc. (the “Company”) was held on June 7, 2018, at which 109,265,109 shares of the Company’s common stock were represented in person or by proxy representing approximately 88.8% of the issued and outstanding shares of the Company’s common stock entitled to vote.

At the Annual Meeting, the Company’s stockholders: (i) elected the eight directors named below for a term expiring in 2019; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2017 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mark C. Biderman	74,762,940	1,039,031	33,463,138
Jeffrey M. Gault	75,074,511	727,460	33,463,138
Robert A. Kasdin	57,341,924	18,460,047	33,463,138
Cindy Z. Michel	68,644,144	7,157,827	33,463,138
Eric L. Press	72,706,906	3,095,065	33,463,138
Scott S. Prince	57,133,406	18,668,565	33,463,138
Stuart A. Rothstein	74,804,221	997,750	33,463,138
Michael E. Salvati	57,339,909	18,462,062	33,463,138

(ii) The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
106,386,023	2,579,090	299,996	—

(iii) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
73,158,577	2,137,343	506,045	33,463,144

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Commercial Real Estate Finance, Inc.

By:	/s/ Stuart A. Rothstein
Name: Stuart A. Rothstein
Title: President and Chief Executive Officer

Date: June 13, 2018